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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               -------------------

        Date of Report (Date of earliest event reported): April 24, 2006


                                  CHATTEM, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Tennessee                          0-5905                     62-0156300
-----------------           -------------------------      ---------------------
 (State of                    (Commission File No.)           (IRS Employer
 incorporation)                                             Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

            (c) On April 26, 2006, Chattem, Inc. (the "Company") announced the appointment of Robert B. Long as Chief Accounting Officer. The appointment was effective as of April 24, 2006. A copy of the press release dated April 26, 2006 is attached hereto as Exhibit 99.1. Prior to joining the Company, Mr. Long, age 34, served as vice president and chief financial officer of Charleston Hosiery, Inc., a manufacturer of hosiery products, from August 2005 to April 2006 and on the audit staff of Ernst & Young LLP, a global professional services provider, from May 2002 to August 2005, most recently as an audit senior manager, except for the period from July 2004 to September 2004, during which time he served as corporate controller for Heil Environmental Industries, Ltd., a manufacturer of refuse collection vehicles. Prior to that time, Mr. Long served on the audit staff of Arthur Andersen LLP, a global professional services provider, from December 1996 to May 2002 and as a staff accountant for Brach's Confections Holdings, Inc., a manufacturer of confections, from 1995 to 1996. Mr. Long is registered as a Certified Public Accountant in the State of Tennessee.



Item 9.01.  Financial Statements and Exhibits.

            (d) Exhibits.

                99.1     Press Release dated April 26, 2006.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 26, 2006                   CHATTEM, INC.


                                        By: /s/ Theodore K. Whitfield, Jr.
                                            ------------------------------
                                            Theodore K. Whitfield, Jr.
                                            Vice President and General Counsel


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                                  EXHIBIT INDEX

Exhibit No.       Exhibit Description
-------------------------------------

99.1              Press Release dated April 26, 2006